                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)     Title of each class of securities to which transaction applies:

      2)     Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)     Proposed maximum aggregate value of transaction:

      5)     Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid:

      2)     Form, Schedule or Registration Statement No.:

      3)     Filing Party:

      4)     Date Filed:

                               PRELIMINARY COPIES

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202

                  --------------------------------------------

                  Notice of Special Meeting of Contractholders

                  --------------------------------------------

Dear Contractholders:

      A special meeting of contractholders (the "Meeting") participating in the March, June, September and December Divisions (each a "Division" and collectively, the "Divisions"), each a series of Separate Account Ten of Integrity Life Insurance Company (the "Separate Account"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on April 4, 2000, at 4:30p.m., Eastern Time. The purpose of the Meeting is:

1. to approve or disapprove a new investment management agreement between the Separate Account and Touchstone Advisors, Inc. (the "New Manager"), separately with respect to each Division;

2. to approve or disapprove a new sub-advisory agreement between the New Manager and National Asset Management Corporation, separately with respect to each Division;

3. to elect a slate of five members to the Separate Account's Board of Managers to hold office until their successors are duly elected and qualified;

4. to ratify or reject the selection of Ernst & Young LLP as the Separate Account's independent accountants for the fiscal year ending December 31, 2000; and

5. to transact such other matters as may properly come before the Meeting or any adjournment thereof.

      The Board of Managers of the Separate Account has fixed the close of business on February 24, 2000 as the record date for determining the contractholders entitled to receive this notice and to vote at the Meeting.

                                         By Order of the Board of Managers,


                                         Kevin L. Howard
                                         Secretary

[INSERT DATE], 2000

EACH CONTRACTHOLDER PARTICIPATING IN THE SEPARATE ACCOUNT AS OF THE RECORD DATE IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF CONTRACTHOLDERS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                               PRELIMINARY COPIES

            SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY
                             515 West Market Street
                           Louisville, Kentucky 40202

                   ------------------------------------------

                                 PROXY STATEMENT
                       Special Meeting of Contractholders
                            Aril 4, 2000 at 4:30 p.m.

                   ------------------------------------------

      THE BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN OF INTEGRITY LIFE INSURANCE COMPANY (THE "SEPARATE ACCOUNT") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF CONTRACTHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on April 4, 2000 at
4:30 p.m. As described in more detail below, the Meeting is being called for the following purposes:

--------------------------------------------------------------------------------------------------------------------
                                                                                      DIVISION(S) TO WHICH
                                SUMMARY OF PROPOSAL                                     PROPOSAL APPLIES
--------------------------------------------------------------------------------------------------------------------
1.    To approve or disapprove a new investment management agreement             Each Division, voting separately
      (the "New Management Agreement") between the Separate Account and Touchstone Advisors, Inc. (the "New Manager" or "Touchstone
      Advisors").
--------------------------------------------------------------------------------------------------------------------
2.    To approve or disapprove a new sub-advisory agreement between the          Each Division, voting separately
      New Manager and National Asset Management Corporation (the
      "Sub-Adviser") as sub-adviser.
--------------------------------------------------------------------------------------------------------------------
3.    To elect a slate of five members to the Separate Account's Board of        All Divisions, voting together as a
      Managers to hold office until their successors are duly elected and        single class
      qualified.
--------------------------------------------------------------------------------------------------------------------
4.    To ratify or reject the selection of Ernst & Young LLP as the Separate     All Divisions, voting together as a
      Account's independent accountants for the fiscal year ending               single class
      December 31, 2000.
--------------------------------------------------------------------------------------------------------------------
5.    To transact such other matters as may properly come before the             All Divisions
      Meeting or any adjournment thereof.
--------------------------------------------------------------------------------------------------------------------

      The Separate Account was established in Ohio on February 4, 1998, and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios (each, a "Division" and collectively the "Divisions"). The Separate Account invests directly in securities and funds certain variable annuity contracts issued by Integrity Life Insurance Company ("Integrity").

      This Proxy Statement is being furnished on or about March 1, 2000, on behalf of the Board of Managers of the Separate Account (the "Board of Managers," the "Board" or the "Managers") to the contractholders participating in the Separate Account in order to obtain voting instructions from the contractholders on the proposals to be considered at the Meeting. The Board of Managers has fixed the close of business on February 24, 2000 as the record date (the "Record Date") for determining the contractholders entitled to receive this notice and to vote at the Meeting. Contractholders may cast a number of votes and fractions of votes equal to the number of dollars and fractions of dollars credited to each contractholder as of the Record Date. As of the Record Date, the value in dollars credited to variable annuity contracts outstanding with respect to each Division was as follows:

                                                     Dollar Value of
                  Division                           Contracts Outstanding
                  --------                           ---------------------
                  March Division                     _________________

                  June Division                      _________________

                  September Division                 _________________

                  December Division                  _________________

      As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Separate Account to have allocated contributions under variable annuity contracts such that the person or group would have the right to vote with respect to more than 5% of the total interest in any Division. The Managers and officers of the Separate Account, both individually and as a group, beneficially own less than 1% of the total interest in each Division.

      The Separate Account expects that the solicitation of voting instructions from contractholders will be made by mail. Solicitation also may be made by telephone communications from employees of Integrity Capital Advisors, Inc. (the "Current Manager"), the Separate Account's investment manager, or its affiliates, who will not receive compensation for such services. All costs of the meeting and of soliciting proxies will be borne by The Western and Southern Life Insurance Company ("Western & Southern") or one of its affiliates.

      The votes of contractholders represented by properly signed and completed proxies will be voted in accordance with the instructions received. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contractholders will be voted in favor of the proposals. Proxies executed by contractholders may be revoked by a written instrument received by the Secretary of the Separate Account at any time before the proxies are exercised, by the delivery of a later-dated proxy, or by attendance at the meeting and voting in person.

      Pursuant to the Separate Account's Rules and Regulations, the presence in person or by proxy of contractholders entitled to cast one-quarter of the votes entitled to be cast at a Meeting shall constitute a quorum for the transaction of business at such meeting. If the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) is required for action to be taken on any matter at the meeting, the presence in person or by proxy of contractholders entitled to cast at least one-half of the total number of votes is required in order to constitute a quorum. If a quorum is not present, contractholders present in person or by proxy who are entitled to vote at the meeting, or, if no such contractholder is present, any person entitled to act as secretary of the meeting, may adjourn the meeting for a period of not more than 60 days if necessary to obtain additional voting instructions from contractholders.

      The contractholders participating in each of the Divisions vote separately with respect to Proposal Nos. 1 and 2 and together as a single class with respect to Proposal Nos. 3 and 4.

      All information in the Proxy Statement about the Current Manager has been provided by the Current Manager. All information about ARM Financial Group, Inc. ("ARM") and Integrity has been provided by ARM. All information in the Proxy Statement about the New Manager and Western & Southern has been provided by the New Manager and Western & Southern, respectively. All information in the Proxy Statement about the Sub-Adviser has been provided by the Sub-Adviser.

EACH CONTRACTHOLDER PARTICIPATING IN THE SEPARATE ACCOUNT AS OF THE RECORD DATE IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF CONTRACTHOLDERS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

            PROPOSAL NO. 1: APPROVAL OF THE NEW MANAGEMENT AGREEMENT

                                 MARCH DIVISION
                                  JUNE DIVISION
                               SEPTEMBER DIVISION
                                DECEMBER DIVISION

BACKGROUND

      The Current Manager and Integrity are direct and indirect wholly-owned subsidiaries of ARM, respectively. In May 1999, ARM announced that it was exploring strategic alternatives, including the sale of ARM's subsidiaries or its businesses. Effective August 20, 1999, Integrity consented to an Order of Supervision issued by the Director of Insurance of the State of Ohio (the "Ohio Insurance Department"). ARM sought protection for Integrity following ratings downgrades with respect to Integrity's claims paying ability, which were primarily attributed to the potential inability of ARM to meet certain contractual covenants related to its institutional business. Integrity has reported that these ratings have no bearing on or relationship to the performance of the Separate Account. The regulatory action by the Ohio Insurance Department was intended to ensure an orderly process for addressing the financial obligations of Integrity and to protect the interests of its individual contractholders.

      Subsequent to the issuance of the Order of Supervision, ARM continued to explore the possible sale of Integrity, among other strategic alternatives. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby Western & Southern would acquire the insurance subsidiaries of ARM (the "Transaction"). The Transaction is expected to close late in the first quarter of 2000 (the "Closing Date"). The Transaction is being implemented pursuant to a chapter 11 bankruptcy case filed by ARM on December 20, 1999. In addition to approval by the bankruptcy court, the closing of the Transaction is subject to the approval of various state departments of insurance and other customary conditions to closing. The Current Manager is not being sold in the Transaction. However, it is contemplated that upon consummation of the Transaction, the Current Manager will cease operations as an investment adviser. Therefore, as part of the Transaction, it is proposed that the investment advisory agreement between the Current Manager and the Separate Account (the "Current Management Agreement") be assigned to the New Manager, an advisory affiliate of Western & Southern, subject to approval by the contractholders participating in each Division. Specifically, it is proposed that the Separate Account enter into the New Management Agreement with the New Manager and that the New Manager enter into a new sub-advisory agreement (the "New Sub-Advisory Agreement") with the Sub-Adviser, each to become effective upon the later of the Closing Date or the date contractholder approval is received. The New Sub-Advisory Agreement and the New Management Agreement are hereinafter collectively referred to as the "New Advisory Agreements."

      The New Management Agreement is identical to the Current Management Agreement, with the exception of the identity of the investment manager and the effective date. A copy of the New Management Agreement is annexed to this Proxy Statement as Exhibit A. The New Management Agreement is being submitted for approval by contractholders participating in each Division.

      In addition, the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser on behalf of each Division is identical to the sub-advisory agreement that is in effect (the "Current Sub-Advisory Agreement," and together with the Current Management Agreement, the "Current Advisory Agreements"), with the exception of the identity of the investment manager and the effective date.

      The New Management Agreement was approved by the Board of Managers of the Separate Account, including the Managers who are not "interested persons" of the Separate Account ("Independent Managers") on February 18, 2000.

      On February 18, 2000, in connection with the approval of the New Advisory Agreements, the Board of Managers considered that the Transaction might close and the Current Manager might cease operations prior to the date of this Meeting and receipt of contractholder approval of the New Advisory Agreements. Accordingly, the Board of Managers, including all the Independent Managers, approved an interim management agreement ("Interim Management Agreement") with the New Manager, which will take effect upon the Closing Date if contractholder approval of the New Management Agreement has not yet been obtained, and may be in effect for a period of up to 150 days. The Interim Management Agreement contains substantially the same terms as the New Management Agreement. In addition, the Board of Managers, including the Independent Managers, approved an interim sub-advisory agreement ("Interim Sub-Advisory Agreement") with the Sub-Adviser containing substantially the same terms as the Current Sub-Advisory Agreement between the Current Manager and the Sub-Adviser. The Sub-Adviser will serve pursuant to the Interim Sub-Advisory Agreement from the Closing Date (if contractholder approval of the New Sub-Advisory Agreement has not yet been obtained) for a period of up to 150 days. Both the Interim Management Agreement and Interim Sub-Advisory Agreement require all management and sub-advisory fees to be escrowed pending contractholder approval of the New Advisory Agreements.

THE CURRENT AND NEW MANAGEMENT AGREEMENTS

      The following is a summary of the material terms of the New Management Agreement, which are the same as the material terms of the Current Management Agreement, except with respect to the identity of the investment manager and the effective date:

      SERVICES. Pursuant to the New Management Agreement between the Separate Account and the New Manager, the New Manager will be responsible for the management of the Separate Account and administration of its business affairs. The New Manager will be authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with the Divisions. Pursuant to such authority, the New Manager will enter into the New Sub-Advisory Agreement with the Sub-Adviser. The New Manager will be responsible, among other things, for general supervision of the Sub-Adviser, subject to general oversight by the Board of Managers. In addition, the New Manager will be obligated to keep certain books and records of the Separate Account and administer the Separate Account's corporate affairs. In connection therewith, the New Manager will furnish the Separate Account with office facilities, together with those ordinary clerical and bookkeeping services that will not be furnished by the Separate Account's custodian or transfer and dividend disbursing agent.

      COMPENSATION FOR SERVICES. Each Division will pay the New Manager a fee (the "Management Fee") at the annual rate of .50%, accrued daily and calculated as a percentage of the net assets of each Division. The New Manager will compensate each Sub-Adviser out of the Management Fee received.

      The aggregate fees paid to the Current Manager by the Divisions under the Current Management Agreement for the fiscal year ended December 31, 1999 were $148,726, as follows:

                  March Division                     $25,247
                  June Division                      $19,238
                  September Division                 $45,860
                  December Division                  $58,381

      The Current Manager compensated the Sub-Adviser out of these fees in the amounts discussed below under Proposal No. 2, "The Current and New Sub-Advisory Agreements - Compensation for Services."

      PAYMENT OF EXPENSES. Each Division will bear all expenses incurred in its operation that are not specifically assumed by the New Manager. General expenses of the Separate Account not readily identifiable as belonging to one of the Divisions will be allocated among the Divisions by or under the direction of the Board of Managers in such manner as the Board determines to be fair and equitable.

      The New Manager has agreed to voluntarily limit the expenses of the Divisions, other than for brokerage commissions and the Management Fee, to .35% of average net assets on an annualized basis. The reimbursement of Division expenses results in an increase in each Division's yield and total return. For the fiscal year ended December 31, 1999, the Current Manager reimbursed the Divisions as follows:

                  March Division                     $12,658
                  June Division                      $29,414
                  September Division                 $31,735
                  December Division                   - 0 -

      LIMITATION OF LIABILITY. Under the New Management Agreement, except as may otherwise be required under the 1940 Act, the New Manager and any of its affiliates and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the New Manager, will not be liable for any error or judgment or mistake of law or for any loss suffered by the Separate Account in connection with the performance of the New Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the New Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      TERM. The New Management Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act ("Annual Approval").

      TERMINATION; ASSIGNMENT. The New Management Agreement may be terminated at any time without penalty upon 60 days written notice by the New Manager, the Board of Managers, acting pursuant to a resolution adopted by a majority of the Independent Managers, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Division (as defined in the 1940
Act). The New Management Agreement also provides that it will terminate in the event of its assignment (as defined in the 1940 Act).

BOARD CONSIDERATIONS

      At a regular meeting of the Board of Managers of the Separate Account held on August 17, 1999, ARM management discussed with the Board the various strategic alternatives that ARM was exploring, including the possible sale of ARM's subsidiaries or businesses. Management explained that such subsidiaries could potentially include Integrity and/or the Current Manager. As part of this presentation, ARM management provided the Board with information about the financial condition of ARM and the Current Manager. ARM assured the Board that while it was exploring strategic alternatives, the Current Manager would have the financial resources and personnel necessary to continue to render services to the Separate Account of the same nature and quality as had been rendered in the past. The Board appointed one of the Independent Managers to serve as the liaison with ARM management to monitor the situation and to report to the other Independent Managers as to the status of ARM and the Current Manager and as to the Current Manager's ability to continue to provide the Separate Account with the necessary services.

      The Board held a special telephonic meeting on August 24, 1999, at which ARM management updated the Independent Managers as to the status of the strategic alternatives being pursued by ARM. Management also reported that Integrity had consented to an Order of Supervision issued by the Ohio Insurance Department and discussed with the Board the potential implications of such Order. ARM management assured the Board that the Order of Supervision would not affect the day-to-day operations of the Current Manager and that the Separate Account could continue to expect to receive the same level and quality of services. In that regard, ARM management stated that employee retention was not proving to be a problem and that the Current Manager had sufficient staff to continue managing the Separate Account efficiently and effectively. At the request of the Board, management agreed to prepare and present to the Board a contingency plan for the continued management of the Separate Account if the Board were to determine that the Current Manager's ability to continue to provide high quality services to the Separate Account had become impaired. Management also committed to continue to keep the Board informed as to the status of ARM's condition, financial and otherwise, and of the strategic alternatives being considered insofar as they could potentially affect management of the Separate Account.

      At a special telephonic meeting on September 17, 1999, ARM management further updated the Board as to ARM's pursuit of strategic alternatives and the development of contingency plans for ensuring continued management services for the Separate Account. Management also informed the Board that it was negotiating with Western & Southern with respect to the purchase of Integrity. The Board held another special telephonic meeting on November 1, 1999, and an in-person meeting on November 17, 1999, during which the Board received further information on the status of the proposed transaction with Western & Southern, as well as other relevant matters relating to the condition of ARM and the Current Manager.

      At an in-person meeting of the Board held on February 18, 2000, ARM management proposed that in connection with the Transaction the Board approve the New Management Agreement with the New Manager and the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser. ARM management explained that, following consummation of the Transaction, it was contemplated that the Current Manager would cease operations, and that its key personnel would be employed by the New Manager. Representatives of Western & Southern and the New Manager attended the meeting and made a detailed presentation to the Board about their resources, personnel, experience and commitment to the Separate Account. Counsel to the Independent Managers was present at each of the meetings described above.

      Following the presentation by ARM management and Western & Southern, the Board of Managers, including all of the Independent Managers, determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement on behalf of the Separate Account and each Division is in the best interests of the Separate Account and of each respective Division and its contractholders.

      In determining to approve the New Management Agreement, the Managers evaluated the factors they deemed relevant with respect to each Division. Among other things, the Board considered that the Current Manager would be going out of business in connection with the sale of Integrity and the bankruptcy of ARM. The Board considered that the New Manager will employ key management personnel of the Current Manager and that, although the identity of the investment manager will change, senior officers of Western & Southern and the New Manager have assured the Board that there will be no change in the nature or quality of services currently and historically provided to the Separate Account. The officers of Western & Southern also provided assurances that they do not foresee any changes in the day-to-day operations of the Separate Account as a result of the Transaction and that the New Manager has the financial ability and other resources to fulfill its commitment to the Separate Account under the New Management Agreement. The Board also considered that ARM was selling Integrity to Western & Southern and that it would be consistent with contractholders' likely expectation to retain as investment manager for the Separate Account an affiliate of Integrity following the Transaction.

      The Board also considered that the New Management Agreement is the same as the Current Management Agreement in all material respects, including the rate of Management Fee. The Board also considered that the compensation to be paid by the New Manager to the Sub-Adviser under the New Sub-Advisory Agreement would result in the New Manager being compensated at the same rates as under the Current Advisory Agreements. The Board determined that it was necessary and in the best interests of each Division and its contractholders to enter into the New Management Agreement to ensure continued receipt of the same quality of services as is currently provided.

      In addition, the Board of Managers, including all the Independent Managers, determined that the terms of the Interim Management Agreement are fair and reasonable. In determining to approve the Interim Management Agreement, the Board of Managers considered, among other things, that the compensation earned under the Interim Management Agreement will be held in an interest-bearing escrow account with the Separate Account's custodian and if a majority of the Separate Account's outstanding voting securities approve the New Management Agreement by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the New Manager. The Board also took into account that if a majority of the Separate Account's outstanding voting securities do not approve the New Management Agreement, the New Manager will be paid, out of the escrow account, the lesser of: (a) any costs incurred while preforming the Interim Management Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

RECOMMENDATION OF THE BOARD OF MANAGERS

      At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Management Agreement and to recommend to contractholders that they vote "FOR" Proposal No. 1.

VOTE REQUIRED FOR PROPOSAL NO. 1

      Contractholders participating in each Division vote separately on whether to approve Proposal No. 1 with respect to that Division. Approval of Proposal No. 1 with respect to a Division requires the affirmative vote of a majority of the outstanding voting securities of that Division. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Division or (2) 67% or more of the shares of the Division represented at the meeting if more than 50% of such shares are represented.

      IF PROPOSAL NO. 1 IS NOT APPROVED BY THE CONTRACTHOLDERS PARTICIPATING IN ANY DIVISION, THE BOARD WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN THE NECESSARY INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES. FAILURE TO APPROVE PROPOSAL NO. 1 BY THE CONTRACTHOLDERS PARTICIPATING IN A PARTICULAR DIVISION WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 1 WITH RESPECT TO ANY OTHER DIVISION.


      PROPOSAL NO. 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

BACKGROUND

      The Current Sub-Advisory Agreement is between the Current Manager and the Sub-Adviser. Accordingly, in connection with the approval of the New Management Agreement, the Board of Managers of the Separate Account approved the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser, on behalf of each Division. The New Sub-Advisory Agreement is being submitted for approval by contractholders participating in each Division. A form of the New Sub-Advisory Agreement between the New Manager and the Sub-Adviser is annexed to this Proxy Statement as Exhibit B. The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, with the exception of the identity of the investment manager and the effective date. It is proposed that the New Sub-Advisory Agreement will become effective upon the later of the Closing Date or approval by contractholders.

THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

      The following is a summary of the material terms of the New Sub-Advisory Agreement, which are the same as the material terms of the Current Sub-Advisory Agreement, with the exception of the identity of the investment manager and the effective date:

      ADVISORY SERVICES. The Sub-Adviser will provide a continuous investment program for the Divisions and will determine the composition of each Division's assets.

      COMPENSATION FOR SERVICES. The New Manager (and not the Separate Account) will pay the Sub-Adviser a sub-advisory fee based on an annual rate of .10% of the Divisions' total average daily net assets up to $100 million and .05% of total average daily net assets in excess of $100 million. The foregoing rate is the same as the rate in effect under the Current Sub-Advisory Agreement. For the fiscal year ended December 31, 1999, the Sub-Adviser received the following fees:

                  March Division                     $ 6,311.65
                  June Division                      $ 4,809.47
                  September Division                 $11,465.11
                  December Division                  $14,594.85

      PAYMENT OF EXPENSES. The Sub-Adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

      LIMITATION OF LIABILITY. Under the New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, the Sub-Adviser and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.

      TERM. The New Sub-Advisory Agreement will continue for two years and thereafter from year to year subject to Annual Approval.

      TERMINATION; ASSIGNMENT. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days written notice by the Sub-Adviser, the New Manager, the Board of Managers, acting pursuant to a resolution adopted by a majority of the Independent Managers, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Divisions (as defined in the 1940 Act). The New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the New Management Agreement.

BOARD CONSIDERATIONS

      The Board of Managers, including all the Independent Managers, determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the approval of the New Sub-Advisory Agreement on behalf of the Separate Account and each Division is in the best interests of the Separate Account and of each respective Division and its contractholders. In determining to approve the New Sub-Advisory Agreement, the Board of Managers evaluated the factors they deemed relevant with respect to each Division, including factors described above with respect to the New Management Agreement. In addition, the Board considered that it is anticipated that the Transaction will have no effect with respect to the operations of the Sub-Adviser, since it is independent of both ARM and Western & Southern and their affiliates.

      In addition, the Board of Managers, including all the Independent Managers, determined that the terms of the Interim Sub-Advisory Agreement relating to each of the Divisions are fair and reasonable. In determining to approve the Interim Sub-Advisory Agreement, the Board of Managers considered, among other things, that the compensation earned under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Separate Account's custodian and if a majority of the Separate Account's outstanding voting securities approve the New Sub-Advisory Agreement by the end of the 150 day period, the amount in escrow (including interest earned) will be paid to the Sub-Adviser. The Board also took into account that if a majority of the Separate Account's outstanding voting securities do not approve the New Sub-Advisory Agreement, the Sub-Adviser will be paid, out of the escrow account, the lesser of: (a) any costs incurred while performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

RECOMMENDATION OF THE BOARD OF MANAGERS

      At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to approve the New Sub-Advisory Agreement for each Division and to recommend that contractholders of each Division vote "FOR" the New Sub-Advisory Agreement.

VOTE REQUIRED FOR PROPOSAL NO. 2

      Contractholders participating in each Division vote separately on whether to approve Proposal No. 2 with respect to that Division. Approval of Proposal No. 2 with respect to a Division requires the affirmative vote of a majority of the outstanding voting securities of that Division. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Division or (2) 67% or more of the shares of the Division represented at the meeting if more than 50% of such shares are represented.

      IF PROPOSAL NO. 2 IS NOT APPROVED BY THE CONTRACTHOLDERS PARTICIPATING IN ANY DIVISION, THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN SUB-ADVISORY SERVICES. FAILURE TO APPROVE PROPOSAL NO. 2 BY THE CONTRACTHOLDERS PARTICIPATING IN A PARTICULAR DIVISION WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 2 WITH RESPECT TO ANY OTHER DIVISION.

                      PROPOSAL NO. 3: ELECTION OF MANAGERS

                                  ALL DIVISIONS

      At the Meeting, a slate of five nominees, including four who are not interested persons of the Separate Account, will be elected to serve as Managers of the Separate Account, to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote for the election of each of the nominees named below, each of whom has consented to be a nominee. The nominees consist of the four incumbent Managers and one other individual, Irvin W. Quesenberry, Jr.

      If any of the nominees become unavailable for election as a Manager before the Meeting, proxies will be voted for the other persons that the Managers recommend.

INFORMATION REGARDING NOMINEES
PRINCIPAL OCCUPATION AND OTHER INFORMATION

None of the following nominees owns any interests in any Division.

 Name, Age and Address               Other Business Activities in Past Five Years
 ---------------------               --------------------------------------------
 John R. Lindholm (51)*              President of Integrity since November 1993; President of
 515 West Market Street              National Integrity since September 1997; Executive Vice
 Louisville, KY 40202                President - Chief Marketing Officer of ARM since 1993;
                                     Manager of the Separate Account since April 1998; Director of The Legends Fund, Inc. since October 1993; Chairman and
                                     Director of the mutual funds in the State Bond Group of
                                     mutual funds from June 1995 to December 1996.

 Chris LaVictoire Mahai              CEO AisleFive, interactive marketing firm; President, Clavm,
 (44)                                Inc., a consulting and project management firm; Fellow, the
 244 North First Avenue              Poynter Institute for Media Studies; Board Member (Cowles
 Minneapolis, MN 55401               Media) Star Tribune Foundation from September 1992 to June
                                     1998; Senior Vice President, Cowles Media Company/Star
                                     Tribune from August 1993 to June 1998; Manager of the
                                     Separate Account since April 1998; Director of The Legends
                                     Fund, Inc. since October 1997; Director of the mutual funds in the State Bond Group of mutual funds from June 1984 to
                                     December 1996.

 William B. Faulkner (72)            President, William Faulkner & Associates (business and
 240 East Plato Blvd.                institutional adviser) since 1986; Manager of the Separate
 St. Paul, MN 55107                  Account since April 1998; Director of The Legends Fund, Inc.
                                     since November 1995; Director of the mutual
                                     funds in the State Bond Group of mutual
                                     funds from June 1984 to December 1996.

-------------

       *Mr. Lindholm is an interested person of the Fund and the Current Manager as defined in the 1940 Act, by virtue of his positions with ARM.

 Name, Age and Address               Other Business Activities in Past Five Years
 ---------------------               --------------------------------------------
 John Katz (61)                      Investment banker since January 1991; Manager of the Separate
 10 Hemlock Road                     Account since April 1998; Director of The Legends Fund, Inc.
 Hartsdale, NY                       since November 1992; Director of the mutual funds in the State
                                     Bond Group of mutual funds from June 1995 to December 1996.

 Irvin W. Quesenberry, Jr.           Founder and Managing Director of National Asset Management,
 (51)                                an investment counseling firm from 1979 to 1995; Board member
 2939 Rainbow Drive                  of Louisville Water Company since 1986; Member, Louisville
 Louisville, KY 40206                Community Foundation Investment Committee.

      The Managers met SIX times during the fiscal year ended December 31, 1999. The incumbents attended 100% of the aggregate number of meetings of the Managers. The Board has an audit committee consisting of Messrs. Katz and Faulkner and Ms. Mahai. The Board's audit committee, which selects and oversees the Separate Account's independent accountants, met once during the fiscal year ended December 31, 1999 and all of the members attended. The Board has no standing nominating or compensating committees.

EXECUTIVE OFFICERS OF THE SEPARATE ACCOUNT

                                      Position with the
 Name (Age)                           Separate Account                  Experience During the Past Five Years
 ----------                           ----------------                  -------------------------------------
 Edward J. Haines (53)                President                         Senior Vice President of Marketing for
                                                                        ARM since December, 1993.

 Kevin L. Howard (35)                 Secretary                         Senior Vice President and Counsel of
                                                                        ARM since October 1998; Assistant
                                                                        General Counsel of ARM from January
                                                                        1994 until October 1998.

      All officers of the Separate Account have been elected to serve until their successors are elected and qualified. Each officer's address is 515 West Market Street, Louisville, KY.

REMUNERATION OF MANAGERS AND OFFICERS

      The Separate Account pays Managers who are not interested persons of the Separate Account fees for serving as Managers. During the fiscal year ended December 31, 1999, the Separate Account paid the Managers who are not interested persons of the Separate Account a combined total of $14,500 exclusive of expenses. Because the Current Manager and the Sub-Adviser perform substantially all of the services necessary for the operation of the Separate Account, the Separate Account requires no employees. No officer, director or employee of the

Current Manager, Integrity, or the Sub-Adviser receives any compensation from the Separate Account for acting as a Manager or officer.

      The following table sets forth for the fiscal year ended December 31, 1999, compensation paid by the Separate Account to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from the Separate Account.

                                                      Pension or
                                                      Retirement                Estimated
                             Aggregate                Benefits Accrued          Annual               Total
                             Compensation             as Part of                Benefits             Compensation from
                             from Separate            Separate Account          Upon                 Separate Account
Name of Manager              Account                  Expenses                  Retirement           Paid to Managers
---------------              -------                  --------                  ----------           ----------------
William B. Faulkner          $5,000                   None                      N/A                  $5,000
John Katz                    $5,000                   None                      N/A                  $5,000
Chris L. Mahai               $4,500                   None                      N/A                  $4,500

VOTE REQUIRED FOR PROPOSAL NO. 3

      The nominees receiving the affirmative vote of a majority of the votes cast for the election of Managers at the Meeting will be elected, provided a quorum is present. The contractholders participating in the Divisions of the Separate Account vote together as a single class for the Managers of the Separate Account.

BOARD RECOMMENDATION

      At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to nominate the five individuals named in this Proxy Statement to serve as Managers of the Separate Account and to recommend to contractholders that they vote in favor of all of the nominees.


                PROPOSAL NO. 4: RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

      Under Proposal No. 4, contractholders participating in the Separate Account are being asked to ratify the Board's selection of independent accountants for the Separate Account for the fiscal year ending December 31, 2000. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to the Separate Account since April 1998. The financial statements to be included in the Separate Account's Annual Report, dated December 31, 1999, will have been examined by Ernst & Young LLP. It is not expected that a representative of Ernst & Young LLP will be present at the Meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

      At an in-person meeting held on February 18, 2000, the Board of Managers, including all of the Independent Managers, voted unanimously to ratify the Board's selection of independent accountants and to recommend to contractholders that they vote "FOR" Proposal No. 4.


                               GENERAL INFORMATION

INFORMATION ABOUT THE NEW MANAGER

      TOUCHSTONE ADVISORS, INC., 311 Pike Street, Cincinnati, Ohio 45202, and its 111-year-old parent company, Western & Southern, 400 Broadway, Cincinnati, Ohio 45202, are part of The Western-Southern Enterprise-Registered Trademark- (the "Enterprise"), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide. Through its seven companies, more than 4,800 associates and more than 50,000 individuals who sell its products, the Enterprise offers consumers a broad array of products and services to meet their financial security needs.

      The following chart lists the name, address and principal occupation of the principal executive officers and each director of Touchstone Advisors. The address of each, as it relates to his or her duties with respect to Touchstone Advisors, is the same as that of Touchstone Advisors.

                    Name                                     Principal Occupation
                    ----                                     --------------------
Jill Tripp McGruder                                 Director, President & Chief Executive Officer

Teresa Siegel                                       Chief Financial Officer

Patricia Wilson                                     Chief Compliance Officer

Donald J. Wuebbling                                 Director, Secretary & Chief Legal Officer

William F. Ledwin                                   Director

James N. Clark                                      Director

Edwin S. Heenan                                     Vice President & Comptroller

Richard K. Taulbee                                  Vice President

James J. Vance                                      Vice President & Treasurer

Robert F. Morand                                    Assistant Secretary

                    Name                                     Principal Occupation
                    ----                                     --------------------
David E. Dennison                                   Assistant Treasurer

Robert A. Dressman                                  Assistant Treasurer

Timothy D. Speed                                    Assistant Treasurer

      None of the principal executive officers or directors of the New Manager is affiliated with the Separate Account.


INFORMATION ABOUT THE SUB-ADVISER

      NATIONAL ASSET MANAGEMENT CORPORATION, 101 South Fifth Street, Louisville, KY 40202, serves as the Sub-Adviser to the Divisions. The Sub-Adviser was founded in 1979 and is owned by its principals. The firm provides investment management services to institutions and high-net worth individuals, and as of December 31, 1999, had assets under management of approximately $4 billion.

      The following chart lists the names, addresses and principal occupation of the principal officers and directors of the Sub-Adviser. The address of each, as it relates to his or her duties with respect to the Sub-Adviser is the same as that of the Sub-Adviser.

                 NAME                                       PRINCIPAL OCCUPATION
                 ----                                       --------------------
William F. Chandler                                 Founder and Principal

Carl W. Hafele                                      Chief Executive Officer and Principal

Stephen G. Mullins                                  Principal

David B. Hiller                                     Principal

Michael C. Heyman                                   Principal

Larry J. Walker                                     Principal

John W. Ferreby                                     Principal

Matthew G. Bevin                                    Director of Marketing and Principal

David B. Chick                                      Principal

Erik N. Evans                                       Principal

Catherine R. Stodghill                              Principal

                 Name                                       Principal Occupation
                 ----                                       --------------------
Brent A. Bell                                       Principal

Randall T. Zipfel                                   Chief Operating Officer and Principal

TRANSFER AGENT, DIVIDEND AGENT, RECORDKEEPING AGENT AND CUSTODIAN

      Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Separate Account's transfer agent, dividend disbursing agent, recordkeeping agent and custodian.

OTHER MATTERS

      The Board of Managers does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO CONTRACTHOLDERS AND FINANCIAL STATEMENTS

      The Separate Account will furnish to contractholders, without charge, a copy of the most recent Annual and Semi-Annual Reports. Copies of the Annual and Semi-Annual Reports may be obtained from the Separate Account, without charge, by contacting the Separate Account in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

CONTRACTHOLDER PROPOSALS

      The Separate Account is not required to hold annual meetings of contractholders and currently does not intend to hold such meetings unless contractholder action is required in accordance with the 1940 Act or the Separate Account's Rules and Regulations. A contractholder proposal to be considered for inclusion in the proxy statement at any meeting of contractholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                            Respectfully Submitted,


                                            Kevin L. Howard
                                            Secretary


Dated: [INSERT DATE], 2000

CONTRACTHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE
VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED
PREPAID ENVELOPE.

                                                                       EXHIBIT A
                              SEPARATE ACCOUNT TEN
                                       of
                        INTEGRITY LIFE INSURANCE COMPANY

                              MANAGEMENT AGREEMENT


      Agreement, made this ___ day of _________, 2000 between Separate Account Ten (the SEPARATE ACCOUNT) of Integrity Life Insurance Company, an Ohio corporation, and Touchstone Advisors, Inc., an Ohio corporation (the ADVISER).

                               W I T N E S S E T H


      WHEREAS, the Separate Account is a managed separate account registered under the Investment Company Act of 1940, as amended (the 1940 ACT); and

      WHEREAS, the units of beneficial interest of the Separate Account are divided into separate divisions or portfolios (each, a DIVISION), each of which is established pursuant to a resolution of the Board of Managers of the Separate Account, and the Board of Managers may from time to time terminate such Divisions or establish and terminate additional Divisions; and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT); and

      WHEREAS, the Separate Account desires to retain the Adviser to render or contract to obtain as hereinafter provided investment advisory and supervisory services to the Separate Account and the Separate Account also desires to avail itself of the facilities available from the Adviser with respect to the administration of the Separate Account's day to day business affairs, and the Adviser is willing to render or contract for such investment advisory, supervisory and administrative services;

      NOW, THEREFORE, the parties agree as follows:

1. APPOINTMENT OF ADVISER. The Separate Account hereby appoints the Adviser to act as manager of the Separate Account and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Adviser is authorized to enter into one or more sub-advisory agreements (each, a SUB-ADVISORY AGREEMENT) with a registered investment adviser (each, a SUB-ADVISER) pursuant to which the Adviser delegates to the Sub-Adviser its obligations for providing investment advisory and certain other services in connection with one or more of the Divisions; provided, that the Adviser, and not the Separate Account, shall be responsible for any compensation payable under any Sub-Advisory Agreement. Any such Sub-Advisory Agreement may be entered into by the Adviser on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. For each Division for which the Adviser has entered into a Sub-Advisory Agreement, the Sub-Adviser shall have the primary responsibility for providing investment advisory services as set forth in Section 2 and shall be responsible for broker-dealer selection as set forth in Section 3 and maintaining books and records as set forth in
      Section 4, and the Adviser will have supervisory responsibility for investment advisory services furnished by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Adviser will review the performance of the Sub-Adviser and make recommendations to the Board of Managers of the Separate Account with respect to the retention and renewal of the Sub-Advisory Agreement.

2. INVESTMENT ADVISORY SERVICES. Subject to the supervision of the Separate Account's Board of Managers, and in compliance with each Division's investment objectives and policies, the Adviser will provide an investment program for each Division and determine the composition of the assets of each Division, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in such Division's holdings. The Adviser is hereby authorized to execute and perform such services, or to arrange for execution and performance of such services, on behalf of each Division. To the extent, if any, permitted by the investment policies of a Division, the Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of such Division. The Adviser will provide the services under this Agreement in accordance with each Division's investment objective or objectives, policies, procedures and restrictions as stated in the Separate Account's Registration Statement, as amended from time to time (the REGISTRATION STATEMENT), filed with the Securities and Exchange Commission (the SEC) and any other documents that set forth investment policies, procedures or restrictions governing the Division.

            The Adviser further agrees as follows:

            (a) The Adviser will manage each Division so as to ensure compliance by such Division with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 and regulations issued thereunder. In managing the Division in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel.

            (b) In undertaking its duties under this Agreement, the Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Separate Account's Board of Managers of which it has notice and the provisions of the Registration Statement.

            (c) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Division as well as of the Adviser's or the Adviser's affiliates' other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Adviser's judgment in the exercise of the Adviser's fiduciary obligations to the Separate Account and to such other clients.

            (d) In connection with the purchase and sale of securities for each Division, the Adviser will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Separate Account (such custodian and agent or agents hereinafter collectively referred to as the AGENT), on a daily basis, such confirmations, trade tickets (which shall state industry classifications unless the Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including, but not limited to, Cusip or other numbers that identify securities to be purchased or sold on behalf of each Division as may be reasonably necessary to enable the Agent to perform their administrative and recordkeeping responsibilities with respect to such Division. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the automatic transmission of the confirmation of such trades to the Separate Account's Agent.

            (e) The Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Adviser, the determination by the Agent for the Separate Account of the valuation of portfolio securities and other investments of each Division. The Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Division's securities shall not be reduced by the Adviser's duty to monitor such determinations. The Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Division for which the Agent seeks assistance from or identifies for review by the Adviser.

            (f) The Adviser will make available to the Separate Account, promptly upon request, all of each Division's investment records and ledgers maintained by the Adviser as are necessary to assist the Separate Account to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Separate Account are being conducted in a manner consistent with applicable laws and regulations.

            (g) The Adviser will provide reports, which may be prepared by the Agent, to the Separate Account's Board of Managers for consideration at meetings of the Board on the investment program for each Division and the issuers and securities represented in each Division's securities holdings, including a schedule of the investments and other assets held in such Division and a statement of all purchases and sales for each Division since the last such statement, and will furnish the Separate Account's Board of Managers with periodic and special reports with respect to each Division as the Managers may reasonably request, including statistical information with respect to the Division's securities.

3. BROKER-DEALER SELECTION. The Adviser is responsible for decisions to buy or sell securities and other investments for each Division, broker-dealer and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Managers may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused a Division to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to such Division and to the other clients as to which the Adviser exercises investment discretion. In accordance with
      Section 11(a) of the 1934 Act and Rule lla2-2('I') thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates, or any Sub-Adviser to the

      Separate Account and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Division.

4. BOOKS AND RECORDS. The Adviser shall keep the Separate Account's books and records required to be maintained by it pursuant to this Agreement, the 1940 Act or otherwise. The Adviser agrees that all records which it maintains for the Separate Account are the property of the Separate Account and it will surrender promptly to the Separate Account any such records upon the Separate Account's request, provided however that the Adviser may retain a copy of such records. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser hereunder.

5.    ADMINISTRATIVE AND SUPERVISORY SERVICES.

      (a) The Adviser will coordinate all matters relating to the functions of the Divisions' Sub-Adviser, if any, Agent, accountants, attorneys, and other parties performing services or operational functions for the Divisions.

      (b) The Adviser will furnish without cost to the Separate Account, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Separate Account's needs.

      (c) The Adviser will provide, without remuneration from or other cost to the Separate Account, the services of a sufficient number of individuals competent to perform all of the Separate Account's executive, administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Divisions and which are not performed by employees or other agents engaged by the Separate Account or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Separate Account. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as a member of the Board of Managers or officers of the Separate Account to serve in the capacities in which they are elected without any remuneration from the Separate Account.

      (d) The Adviser will assist in the preparation of all periodic reports to the unitholders of the Separate Account and all reports and filings required to maintain the registration and qualification of the Separate Account's units, or to meet other regulatory or tax requirements applicable to the Separate Account, under federal and state securities and tax laws.

      (e) The Adviser shall assist in the preparation of and, after approval by the Separate Account, file and arrange for the distribution of proxy materials to Separate Account unitholders as required by applicable law.

      (f) The Adviser shall prepare, or cause the preparation of, and, after approval by the Separate Account, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

      (g) The Adviser shall take such other action with respect to the Divisions, after approval by the Separate Account, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities or insurance commissions and other regulatory agencies.

      (h) The Adviser shall make its officers and employees available to the Board of Managers and officers of the Separate Account and Sub-Adviser for consultation and discussions regarding the supervision and administration of the Divisions.

6.    EXPENSES.

      (a) During the term of this Agreement, the Adviser shall pay, or cause a Sub-Adviser to pay, the following expenses:

            (i) The salaries and expenses of all personnel of the Separate Account and the Adviser except the fees and expenses of members of the Board of Managers who are not "interested persons" (within the meaning of the 1940 Act) of the Separate Account, the Adviser, National Integrity Life Insurance Company ("National Integrity"), or any Sub-Adviser;

            (ii) All expenses reasonably incurred by the Adviser in connection with providing the services described above, including the provision of office space, office equipment, office facilities, and executive, administrative and clerical personnel in accordance with paragraph 2(i) hereof, but excluding the expenses described below to be assumed by the Separate Account;

            (iii) The fees of any Sub-Adviser pursuant to a Sub-Advisory
                  Agreement; and

            (iv) The costs and expenses payable by any Sub-Adviser pursuant to a Sub-Advisory Agreement.

      (b) Each Division is responsible for and bears all expenses incurred in its operation that are not specifically assumed by the Adviser or ARM Securities Corp., the Separate Account's distributor, pursuant to the Distribution Agreement with the Separate

            Account. General expenses of the Separate Account not readily identifiable as belonging to one of the Divisions will be allocated among the Divisions by or under the direction of the Separate Account's Board of Managers in such manner as the Board shall determine to be fair and equitable. Expenses borne by each Division include, but are not limited to, the following (or the Division's allocated share of the following):

            (i) The cost (including brokerage commissions, if any) of securities purchased or sold by the Division and any losses incurred in connection therewith;

            (ii) Investment management fees due hereunder (but not sub-advisory fees, which are payable by the Adviser);

            (iii)  Organizational expenses;

            (iv) Filing fees and expenses relating to the registration and qualification of the Separate Account or the units of a Division under federal or state securities laws and maintenance of such registrations and qualifications;

            (v) Fees and expenses payable to the members of the Board of Managers who are not "interested persons" of the Separate Account or the Adviser, National Integrity or any Sub-Adviser;

            (vi) Taxes (including any income or franchise taxes) and governmental fees;

            (vii) Costs of any liability, directors' and officers', uncollectible items of deposit and other insurance and fidelity bonds;

            (viii) Legal, accounting and auditing expense;

            (ix)   Charges of custodians, transfer agents and other agents;

            (x) Expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing unitholders;

            (xi) Any extraordinary expenses (including fees and disbursements of counsel) incurred by the Separate Account or Division;

            (xii) Fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and

            (xiii) Costs of meetings of unitholders.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each Division will pay to the Adviser as full compensation therefor a fee at an annual rate of .50% of the average daily net assets of each Division. This fee will be deducted from the assets of each respective Division and paid to the Adviser monthly, but will be accrued daily for purposes of determining the value of each Division on each day the New York Stock Exchange is open for trading.

8. LIABILITY. Except as may otherwise be required by the 1940 Act and the rules and regulations thereunder, the Adviser, any of its affiliated persons and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations under this Agreement.

9. TERM. Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Separate Account or any Division thereof (with respect to such Division) at any time, without the payment of any penalty, by the Board of Managers of the Separate Account or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Division, or by the Adviser at any time, without the payment of any penalty, upon not less than 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. NON-EXCLUSIVITY. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a member of the Board of Managers, officer or employee of the Separate Account to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Separate Account must be obtained in conformity with the requirements of the 1940 Act.

12. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, Attention: President; or (2) to the Separate Account at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, Attention:
      President.

13. CHOICE OF LAW. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Ohio.

14. SEPARATE ACCOUNT. The Separate Account was established under Section 1701.54 of the Ohio General Corporation Law as of February 4, 1998. The Separate Account may establish separate Divisions, and all debts, liabilities, obligations and expenses of a particular Division shall be enforceable only against the assets of that Division and not against the assets of any other Division or of the Separate Account as a whole.

15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                                SEPARATE ACCOUNT TEN OF
                                                INTEGRITY LIFE INSURANCE
                                                COMPANY


                                                By
                                                   -----------------------------

                                                TOUCHSTONE ADVISORS, INC.


                                                By
                                                   -----------------------------

                                                                       EXHIBIT B
                                     FORM OF
                             SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of __________, 2000, between Touchstone Advisors, Inc. (MANAGER), an Ohio corporation, and National Asset Management Corporation, a Kentucky corporation (SUB-ADVISER).

WHEREAS, Manager, an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated __________, 2000 (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to Separate Account Ten of Integrity Life Insurance Company (the SEPARATE ACCOUNT), which is a managed separate account registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Separate Account is authorized to subdivide into portfolios, each such portfolio representing a separate division (collectively, the DIVISIONS) of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Separate Account, and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Separate Account's Board of Managers and the Manager, and in compliance with each Division's investment objectives and policies, the Sub-Adviser will provide an investment program for the Divisions and determine the composition of the assets of the Divisions, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Divisions's holdings. The Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Divisions. To the extent, if any, permitted by the investment policies of the Divisions, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Divisions. The Sub-Adviser will provide the services under this Agreement in accordance with each Division's investment objective or objectives, policies, and restrictions as stated in the Separate Account's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Divisions and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Divisions.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Divisions so as to ensure compliance by the Divisions with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the CODE) and regulations issued thereunder. In managing the Divisions in accordance with these requirements, the

Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Separate Account, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Separate Account's Board of Managers of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser is required pursuant to the Divisions' investment objectives to enter into the purchase or sale of a security and such purchase or sale is also in the best interest of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Separate Account and to such other clients.

(d) In connection with the purchase and sale of securities for the Divisions, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Separate Account (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Divisions as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Divisions. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Separate Account's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Separate Account of the valuation of portfolio securities and other investments of the Divisions. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Divisions' securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Divisions for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Separate Account and Manager, promptly upon request, all of the Divisions' investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Separate Account and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Separate Account are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Separate Account's Board of Managers for consideration at meetings of the Board on the investment program for the Divisions and the issuers and securities represented in the Divisions' securities holdings, including a schedule of the investments and other assets held in the Divisions and a statement of all purchases and sales for the Divisions since the last such statement, and will furnish the Separate Account's Board of Managers with periodic and special reports with respect to the Divisions as the Board of Managers and Manager may reasonably request, including statistical information with respect to the Divisions' securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Managers, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Managers of the Separate Account, an appropriate person to discuss the investment performance of the Divisions.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Divisions, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Managers may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Divisions to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Divisions and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Separate Account and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Divisions.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Divisions are the property of the Separate Account and further agrees to surrender promptly to the Separate Account any of such records upon the Separate Account's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by

Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .10% of the first $100 million of average daily net assets of the Divisions from the management fee actually received by Manager from the Separate Account and its affiliated separate account offered by National Integrity Life Insurance Company; and at an annual rate of .05% of average daily net assets above $100 million of the Divisions from the management fee actually received by Manager from the Separate Account and its affiliated separate account offered by National Integrity Life Insurance Company; provided, however, the Sub-Adviser is guaranteed a minimum sub-advisory fee of $50,000 annually; and provided further, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Divisions shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Separate Account to Manager pursuant to the Management Agreement and as specified in the Separate Account's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Separate Account and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Separate Account's units, or any wrongful action or alleged wrongful action by the Separate Account other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.

SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Separate Account filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Divisions or information relating, directly or indirectly, to the Sub-Adviser or the Divisions which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Separate Account specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Separate Account upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Separate Account promptly with respect to written material that has been provided to the Separate Account or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Separate Account or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

SECTION 11. EXCLUSIVITY OF USE OF NAMES.

The Sub-Adviser acknowledges and agrees that the name PINNACLE and SELECT TEN PLUS, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Separate Account, Manager and its affiliates have the sole right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names PINNACLE and SELECT TEN PLUS, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "National Asset Management Corporation" (the SUB-ADVISER'S NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in connection with the Divisions is understood to be used by the Separate Account with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Separate Account a non-exclusive license to use the Sub-Adviser's name in the name of the Divisions upon the conditions hereinafter set forth; provided that the Separate Account may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Divisions pursuant to the terms of this Agreement. Any such use by the Separate Account shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Separate Account or its business, whether or not the same directly competes or conflicts with the Separate Account or its business in any manner.

Manager acknowledges that the Separate Account shall use the Sub-Adviser's name in connection with the Divisions for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Separate Account's rights in the Sub-Adviser's name are limited to its use as a component of the Divisions's name and in connection with accurately describing the activities of the Divisions. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Divisions, then the Separate Account at their own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof for any other commercial purpose (other than the right to refer to the Divisions' former Sub-Adviser's name in the Separate Account's Registration Statement, proxy materials and other Separate Account documents to the extent required under the 1940 Act);

(ii) shall use its best efforts to cause the Separate Account's officers and Board of Managers to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Separate Account may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Divisions until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Managers of the Separate Account, including a majority of the Managers who are not interested persons of the Sub-Adviser, Manager or the Separate Account, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Separate Account, or by the Separate Account, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Managers who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Divisions' voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Divisions.

This Agreement shall automatically terminate in the event of its assignment or the termination of the Management Agreement pertaining to the Divisions. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Separate Account terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of Kentucky, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

TOUCHSTONE ADVISORS, INC.


By:
   ----------------------------------

Attest:
       ------------------------------



NATIONAL ASSET MANAGEMENT CORPORATION


By:
   ----------------------------------

Attest:
       ------------------------------

APPENDIX TO PROXY STATEMENT - PROXY CARD
INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER /X/ USING BLUE OR BLACK INK OR DARK PENCIL.
PLEASE DO NOT USE RED INK
---------------------------------------------------------------------------------------------------------------------------------

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS, PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


                                                                                      FOR             AGAINST             ABSTAIN

1.       To approve a new investment management agreement between the Separate
         Account and Touchstone Advisors, Inc. (the "New Manager")

2. To approve a new sub-advisory agreement between the New Manager and National Asset Management Corporation

3. to elect a slate of five members to the Separate Account's Board of Managers to hold office until their successors are duly elected and qualified

4. to ratify the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000

5. To transact such other matters as may properly come before the Meeting or any adjournment thereof.



PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


INTEGRITY LIFE INSURANCE COMPANY
--------------------------------

THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE
MANAGERS OF SEPARATE ACCOUNT TEN. A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE DIVISIONS IN WHICH YOUR CONTRACT VALUES WERE
INVESTED AS OF FEBRUARY 24, 2000.

The undersigned hereby instructs Integrity Life Insurance Company to vote the shares of Separate Account Ten (the
"Separate Account") attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515 West Market Street, Louisville, Kentucky 40202 at 4:30 p.m., Eastern Time, April 4, 2000, and any
adjournments thereof, As indicated on the reverse side.


                                                                               Dated:


                                             PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.


                                                                        -----------------------------------------------------------

                                                                        -----------------------------------------------------------
                                                                        Signature(s) Title(s), if applicable